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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            AMENDMENT TO FORM 6-K ON

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 10, 1998

                                 OFFICELAND INC.
             (Exact name of registrant as specified in its charter)

                                 Ontario, Canada
                 (State or other jurisdiction of incorporation)

                                    86732971
                       (Canadian Federal Tax Account No.)

                          312 Dolomite Drive, Suite 212
                           Downsview, Ontario M3J 2N2
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (416) 736-4000

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Item 5       Other Events

      On June 4, 1998, the Company entered into a Senior Subordinated Unsecured Convertible Note Purchase Agreement (the "Note Agreement") with (i) each of seven purchasers (the "June Purchasers") of the Senior Subordinated Unsecured Convertible Notes (the "June Convertible Notes") and (ii) International Capital Partners, Inc. ("ICP") a Connecticut corporation, the "Representative" of the June Purchasers. Pursuant to the Note Agreement, the Company sold $2,000,000 principal amount of June Convertible Notes to the June Purchasers. The June Convertible Notes are payable on June 4, 2001 and bear interest at the rate of 12% per annum, with interest payable in arrears on June 4, 1999 and June 4, 2000, except that if the June Convertible Notes are converted, no interest shall be accrued or payable.

      On November 10,1998, the Company entered into a Restructured Purchase Agreement (the Restructured Purchase Agreement") with Ardara Investment Inc. (one of the June Purchasers) ("Ardara"), ICP, four of the Company's Directors, (James F. Kay, Marvyn Budd, Ronald Faust, and Edwin Lax) and Jack McSorley Vice-President of the Company (collectively the "November Purchasers".) Pursuant to Restructured Purchase Agreement, the Company sold $1,550,000 in principal amount of new Senior Subordinated Unsecured Convertible Notes (the "November Convertible Notes".) The November Convertible Notes are payable on November 10, 2001 and bear interest at the rate of 12% per annum, with interest payable in arrears on November 10, 1999, and in arrears on December 10, and June 10, in the two years subsequent to November 10, 1999, with the last interest payment to be made on November 10, 2001, except that if the November Convertible Notes are converted, no interest shall be accrued or payable. As part of the Restructured Purchase Agreement, Ardara exchanged its June Convertible Note in the amount of $571,428 for a like amount of November Convertible Notes and Ardara was give the option to purchase an additional $600,000 of November Convertible Notes for a 60 day period following Ardara's receipt of the Company's financial statements for the six month period ending May 31,1999.

      In addition, the Company agreed, prior to July 31, 1999, to sell up to an additional $5,000,000 principal amount of November Convertible Notes to the November Purchasers and the November Purchasers agreed to purchase the additional November Convertible Notes subject to certain conditions as follows:

      a) $1,200,000 of November Convertible Notes will be purchased by the November Purchasers upon the occurrence of a definitive agreement of purchase and sale of Eastern Equipment Brokers, Inc., the terms of which are unanimously approved by the Acquisition Committee of the Board of Directors of the Company. The $1,200,000 purchase of the November Convertible Notes will be made provided that the Company's gross profit for the period (the "Period") commencing on December 1, 1997 and ending on the date of the Company's last completed fiscal quarter is a minimum of 90% of the projected gross profit (the "PGP") for the Period. Should the gross profit for the Period be less than 90% of the PGP, but more than 70% of the PGP, then International Capital Partners, Inc. shall have the option, on behalf of the November Purchasers, within 14 days from the determination of the percentage of the PGP that the gross profit for the Period represents, of: (i) completing the purchase of $1,200,000 in November Convertible Notes; or, (ii) deferring the purchase to the end of the Company's next succeeding fiscal quarter, at which time a calculation of the percentage of

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      PGP that the then gross profit of the Company represents will be made and at which time the parties will refer to the formulae set forth in this Paragraph to determine the obligations of the Purchasers to purchase the additional Convertible Notes. Should the gross profit for the Period be less than 70% of the PGP, then Representative shall have the option, on behalf of the November Purchasers, within 14 days from the determination of the percentage of the PGP that the gross profit for the Period represents, of: (i) completing the purchase of $1,200,000 in November Convertible Notes; (ii) deferring the purchase to the end of the Company's next succeeding fiscal quarter, at which time a calculation of the percentage of PGP that the then gross profit of the Company represents will be made and at which time the parties will refer to the formulae set forth in this Paragraph to determine the obligations of the November Purchasers to purchase the additional November Convertible Notes, or;
      (iii) terminating all obligations of the November Purchasers to purchase any additional November Convertible Notes.

      b) The balance of $3,450,000 in November Convertible Notes may be sold in all or parts thereof, on such dates as may be mutually agreed upon by the November Note Purchasers and the Company, for the period expiring July 31,1999.

      Note Convertibility

      The principal amount of the June Convertible Notes, in whole, is convertible into Units (the " A Units"), each A Unit being comprised of one Class "A" Special Share (the "Class "A" Shares") and one warrant (the "June Note Warrant") to purchase one Common Share. Each Class "A" Share is convertible at any time into one Common Share. Each June Note Warrant entitles the holder to purchase one Common Share from the Company at a price of $3.75, subject to adjustment, during the period expiring on June 4, 2003.

      In addition, upon any conversion of the June Convertible Notes, the Company agreed to make available for sale to any of the Company's non-management directors or their designees, upon the same terms as the Convertible Notes then being converted, in amounts they may collectively determine, up to $500,000 in Class "A" Shares and Note Warrants (the "Additional A Units").

      The June Convertible Notes are convertible into A Units upon the completion of the Company's audited financial statements for the fiscal year ended November 30, 1998 as follows: (i) automatically at $3.40 per A Unit if the Company achieves certain audited results; (ii) automatically if the Company achieves certain audited results; or, (iii) if the Company fails to achieve certain audited results, the June Purchasers have the option of converting at a price of $2.72 per A Unit or, retaining the June Convertible Notes, without the convertibility feature, and receiving, for each $10.00 in principal amount of the Convertible Notes then outstanding, one warrant to purchase one Common Share exercisable at $2.72 per Common Share for five years from the date of their issue.

      The principal amount of the November Convertible Notes, in whole, is convertible into Units (the "B Units"), each B Unit being comprised of one Class "B" Special Share (the "Class "B" Shares"), one $1.50 Warrant and one $2.00 Warrant. Each Class "B" Share is convertible at any time into one Common Share. Each $1.50 Warrant and each $2.00 Warrant entitles the holder to purchase one Common Share from the Company at a price of $1.50 and $2.00 respectively, subject to adjustment, during the period ending November 10, 2003.

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      The November Convertible Notes are convertible into B Units upon the completion of the Company's audited financial statements for the fiscal year ended November 30, 1998 as follows: (i) automatically at $3.40 per B Unit if the Company achieves certain audited results; (ii) automatically if the Company achieves certain audited results or, (iii) if the Company fails to achieve certain audited results, the November Purchasers have the option of converting at a price of $2.72 per B Unit or, retaining the November Convertible Notes, without the convertibility feature, and receiving, for each $10.00 in principal amount of the Convertible Notes then outstanding, one warrant to purchase one Common Share exercisable at $2.72 per Common Share for five years from the date of their issue.

      On June 4, 1998, upon obtaining shareholders' approval, the Company filed an amendment to its Articles of Incorporation establishing the rights, preferences, restrictions and conditions attaching to the Class "A" Special Shares. On November 10, 1998, upon obtaining shareholders' approval, the Company filed an amendment to its Articles of Incorporation establishing the rights, preferences, restrictions and conditions attaching to the Class "B" Special Shares.

      On November 9, 1998, in connection with the Restructured Purchase Agreement, the Company entered into a Loan Amending Agreement with each of Marvyn A. Budd, Ronald J. Faust and Edwin S. Lax amending the loan agreements dated June 4, 1998 between the Company and each of Messrs. Budd, Faust and Lax.

Item 7            Exhibits

      1. Articles of Amendment to the Articles of Incorporation of the Company, filed on May 12, 1998 *

      2. Articles of Amendment to the Articles of Incorporation of the Company, filed on June 4, 1998 *

      3. Senior Subordinated Unsecured Convertible Notes Purchase Agreement, dated as of June 4, 1998 *

      4.    Form of Senior Subordinated Unsecured Convertible Note *

      5.    Form of Note Warrant *

      6.    Voting Trust Agreement, dated as of June 4, 1998 *

      7. Loan Agreements, dated as of June 4, 1998, between the Company and each of Marvyn Budd, Ronald J. Faust, and Edwin (Ted) Lax *

      8. Employment contracts with each of Marvyn Budd, Ronald J. Faust, Edwin (Ted) Lax, Christopher Walker and Jack McSorley *

      9.    Opinion of Robbins Appleby & Taub, dated June 4, 1998 *

      10.   Consent of Robbins Appleby & Taub *

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      11.   Press release of Officeland Inc. dated June 15, 1998 announcing the initial closing of the private placement of a maximum principal amount of U.S. $7,000,000 Senior Subordinated Unsecured Convertible Notes *

      12. Senior Subordinated Unsecured Convertible Notes Purchase Agreement of November 10, 1998 ("The Restructured Purchase Agreement").

      13. Amending Agreement dated October 23, 1998 to Senior Subordinated Unsecured Convertible Notes Purchase Agreement of June 4, 1998.

      14. Form of Senior Subordinated Unsecured Convertible Note dated November 10, 1998.

      15. Articles of Amendment to the Articles of Incorporation of the Company filed in November 1998.

      16.   Form of Common Share ($1.50) Warrant.

      17.   Form of Common Share ($2.00) Warrant.

      18. Amending Agreement dated as of November 10, 1998 to Voting Trust Agreement of June 4, 1998.

      19. Loan Amending Agreements, dated as of November 9, 1998, between the Company and each of Marvyn Budd, Ronald J. Faust, and Edwin (Ted) Lax.

      20.   Press Release

o Previously filed on June 23, 1998 as exhibits to Report of Foreign Issuer on Form 6-K.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           OFFICELAND INC.
                                           (Registrant)

Dated:       February 9, 1999         By:  /s/ Marvyn A. Budd
                                           ------------------
                                           Marvyn A. Budd,
                                           Chief Executive Officer and President


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